UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  March 13, 2012
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 7.01. REGULATION FD DISCLOSURE

CHDT Corporation (“CHDT”) issued a press release on financial results for the fiscal year ended December 31, 2011.  CHDT also conducted a Webcast and teleconference conference call on these results on March 13, 2012.   The press release is attached as Exhibit 99.1 to this Report and the script for the Webcast/teleconference call is available on the replay line referenced below and will be attached as Exhibit 99.2 to amendment to this Report. No questions were asked at the Webcast-Teleconference call.

A telephonic replay will be available from 1:00 p.m. Eastern Time the day of the teleconference until 11:59 p.m. EDT on Tuesday, March 20, 2012. To listen to a replay of the call, dial (858) 384-5517 and enter replay pin number 389454. Alternatively, the archive of the webcast will be available on the Company’s website at www.chdtcorp.com. A transcript will also be posted to the Company’s website, once available.

The information presented in Item 7.01 of this Current Report on Form 8-K and its exhibits or sources incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit Number     Exhibit Description

99.1	March 13, 2012 CHDT Corporation Press Release on financial results for the fiscal year ended December 31. 2012

99.2	Webcast/Teleconference Call Script on CHDT Corporation discussion of financial results for fiscal year ended December 31, 2012(1)

(1) To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION, A FLORIDA CORPORATION

Date:   March 14, 2012

By: /s/ Gerry McClinton
Gerry McClinton, Chief Financial Officer and Chief Operating Officer